UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

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AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

___________________________________________

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC
10.50% Series E Convertible Preferred Stock, $0.001 par value per share	CDMOP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 11, 2020, the Board of Directors (the “Board”) of Avid Bioservices, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”). The Amended and Restated Bylaws reflect modifications to Sections 1, 4 and 8 of Article II to expressly allow for virtual meetings of the Company’s stockholders by means of remote communication and make corresponding procedural changes related thereto. In accordance with the Amended and Restated Bylaws and Section 211(a) of the Delaware General Corporation Law, the Board may elect to hold any or all future meetings of the Company’s stockholders, including the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), virtually by remote communication.

The preceding description of the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On September 15, 2020, the Company issued a press release announcing that, due to the continued public health precautions regarding in-person gatherings given the coronavirus/COVID-19 pandemic, and to support the health, safety and well-being of our stockholders, directors, employees and the public at large, its Board has determined to change the location and format of the 2020 Annual Meeting such that the 2020 Annual Meeting will be conducted solely by remote communication (i.e., a virtual-only stockholder meeting). Stockholders will not be able to attend the 2020 Annual Meeting in person at a physical location. However, the virtual 2020 Annual Meeting will provide stockholders of record as of the close of business on August 24, 2020, the ability to participate, vote their shares and ask questions during the meeting via audio webcast.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

3.2	Amended and Restated Bylaws dated September 11, 2020
99.1	Press Release issued September 15, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: September 15, 2020	By:	/s/ Daniel R. Hart
Daniel R. Hart Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws dated September 11, 2020
99.1	Press Release issued September 15, 2020

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